OZOP SURGICAL

The Next Generation In Minimally Invasive Surgery

- OTCQB:OZSC
- Investor Presentation
- March 2019

Safe Harbor

CONFIDENTIAL INFORMATION – This Presentation and all information contained herein is confidential and proprietary to Ozop Surgical, Corp (Ozop) and may not be offered in whole or part to third parties without the express written permission of Ozop.

LIMITED INFORMATION ONLY – This Presentation provides very brief and incomplete information on the broad terms and conditions upon which Ozop is considering raising funds from certain Accredited Investors. Therefore in order to make an informed decision, prospective Accredited Investors must review in detail (and seek suitable professional advice) with respect to the Term Sheet & Subscription Agreement, of which the latter represents the contractual document setting out detailed terms and conditions and risk factors associated with the investment.

NOT AN OFFER - This Presentation does not constitute an offer to sell or a solicitation of an offer to buy to anyone in any jurisdiction. Any offer to buy a security or make an investment would only be considered once a potential Accredited Investor has been provided the Term Sheet and Subscription Agreement setting out the material terms and risks factors of an investment in Ozop. No general solicitation or advertising in whatever form will or may be employed in the offering of the securities, except for this Presentation, Term Sheet & Subscription Agreement, or as provided for under Regulation D of the Securities Act of 1933. Subscriptions will only be accepted from persons, Ozop believes to be "Accredited Investors" as defined in Regulation D under the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS - Information included or incorporated by reference in this Offering may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Offering will in fact occur.

LIMITATIONS ON ACCURACY – Information in this Presentation is considered to be generally as of the date delivered. However, this Presentation does not purport to be comprehensive or free from error, omission or misstatement and Ozop makes no representations or warranties as to the accuracy, reliability or completeness of any information contained herein and Ozop reserves the right to alter or amend any information contained or opinions expressed without notice.

- Company Overview
- Executive Management Team

Company Overview

Ozop Surgical Corp. (OTCQB:OZSC), ("Ozop") invents, develops, manufactures and distributes innovative surgical products focused primarily on the orthopedic and neurosurgical spine market.

- Company is focused on the underdeveloped minimally invasive surgery (MIS) spine implant market.
- Our goal is to economically disrupt the market with clinically equivalent or superior existing and new products resulting in immediate and significant savings for providers, payors and consumers.
- Ozop owns and licenses an expanding IP portfolio focused on endoscopic visualization and MIS spine surgery.
- Company's financials[2]:
  - Gross sales of $228K *(run rate as of Q3-2018).*
- Near-term commercialization
  - Launching several new products in H2-2019.

Corporate Profile[1]	
Headquarters	West Palm Beach, FL
Stock Symbol	OTCQB:OZSC
Market Cap.	$19.3 Million
Shares Outstanding	~29.6 Million
Share Price	$0.65
Inside Ownership	~84.1%

OZOP SURGICAL



(1) Market cap., shares outstanding, and share price are all as of 3/27/2019, and sourced from S&P Capital IQ.
(2) Q3-2018 Sales of $57K; Run rate of $228K.

Executive Management Team

Michael Chermak
Chief Executive Officer
& Chairman

- 30+ years of global experience in healthcare related ventures; founded and successfully exited multiple companies.
- Former Chairman and CEO of Bridgetech Holdings International (OTC: BGTH), a company focused on introducing medical device and biotechnology opportunities from the United States into China and other parts of Asia.
- Served as a board member of Beijing Origin Seed (NASDAQ: SEED); also served as a member of the audit committee.
- Former CEO of Healthdemographics, Inc., a privately-held company in the healthcare predictive data and decision support business that had over 1,200 clients worldwide. Mr. Chermak sold the company to Medirisk Inc. (NASDAQ:MDMD), a software and analytical services company focused in the healthcare space in 1997.
- Co-founder and Former Chairman of Medibuy.com, an Internet healthcare supply vendor. Medibuy raised over $140 million in its first 18 months backed by Kleiner Perkins, Sequoia, Oak Investment Partners, and others. Sold to GHX (Global Health Exchange), an ecommerce company founded by General Electric, Abbott, Baxter, Medtronic. Becton-Dickinson, Braun, Guidant, Tyco, Siemens and others.
- Received a BBA from University of New Mexico (Anderson School of Management).

Executive Management Team

Thomas McLeer
Chief Operating Officer

- 30+ years in medical device sales, marketing and commercial operations, focused on spine and orthobiologics; has led commercial efforts for both existing companies and startups through the regulatory approval and into full commercialization.
- Led the development and commercialization of several novel products including the first bone graft substitute, autologous growth factor, facet replacement, and in-situ assembled ALIF implant.
- Ran various aspects of commercial operations for several public companies including Interpore Cross (NASDAQ:BONZ, sold to Biomet), and Alphatec Spine (NASDAQ:ATEC)
- Part of senior management team for several acquired companies including Pioneer Surgical (sold to NASDAQ:RTIX), Spinal Concepts (sold to Abbott labs, NYSE:ABT), and Interpore Cross (acquired by Zimmer Biomet NYSE:ZBH).
- B.S. in Business Administration from The Ohio State University and a MBA from the Kellogg School of Management at Northwestern University.

Barry Hollander
Chief Financial Officer

- +20 years as Chief Financial Officer of private and public companies.
- Served as CFO of several public companies including Cabinet Grow, Inc. (OTC:CBNT) and Agritek Holdings, Inc. (OTC:AGTK).
- Founded Venture Equity in 2010, a Florida LLC that offers financial and business consulting services.
- Started career in accounting department of Macgregor Sporting Goods Inc., (formerly NASDAQ:MACG) and advanced to executive management team, contributing to M&A and public reporting responsibilities.
- Received B.S. Degree from Fairleigh Dickinson University.

- Market Opportunity & Shifting Dynamics

Market Sizing

Surgeries to address various neck and back ailments are a huge market.

- Neck and low back pain cost the US more than $87.6 billion per year.[1]
- US market for endoscopic devices expected to reach almost $17 billion by 2021 (from $13 billion in 2016).[2]
- The spinal implant market was over USD $9 Billion in 2017, and is expected to surpass $10.2 Billion by 2022.[3]
- MIS spine surgery has grown more slowly than other specialties due to the size of the implants and the surgical access required.
- Surgeons will have a reason to learn endoscopic spine surgery when they can perform the whole procedure (including the implant) through a small keyhole opening.



(1) JAMA. 2016;316(24):2627-2646 | US Spending on Personal Health Care and Public Health, 1996-2013
(2) Mordor Intelligence, Spinal Surgery Devices Market – Growth, Trends, and Forecasts (2019-2024), February 2019
(3) OrthoWorld Orthopedic Industry Annual Report, May 2018

Market Changes

The market is moving from Open Spine Surgery to Minimally Invasive Spine Surgery.

- There were 794,000 spinal fusion procedures in the US in 2013 and estimated to increase to ~1.1 million by 2020.[1]
- True MIS (endoscopic) spine surgery has been limited to tissue and bone resection due to the size of the implants and incomplete delivery techniques (implant & bone graft).
- Goal is to minimize the size of the incision, muscle splitting and tissue manipulation.
- Less tissue trauma means less pain, bleeding and anesthesia time, shorter hospital stays, faster patient recovery and lower rates of complication.



(1) Globaldata MediPoint, Spinal Fusion – Global Analysis and Market Forecasts (June 2014)

Benefits of MIS vs. Open Surgery

MIS Surgery is Superior to Open Surgery for several reasons:

- Lower infection rate.[(1)]
- Similar fusion rate with better functional outcome, less blood loss, shorter ambulation, and hospital stay; did not increase the complication or reoperation rate.[(2)]
- Each 30 min increase in OR time and open surgical approach were independently associated with increased risk of blood transfusion and surgical site infection, and increasing total discharge costs and length of stay.[(3)]


TRADITIONAL
ALIF

Traditional ALIF Spine Surgery

- Incision often larger than 6 inches
- Several hours of general anesthesia
- Long hospital stay
- $250,000 procedure, deductible?
- 6 – 8 month recovery time

VS.


OZOP
BLIF®

Expected BLIF™ Spine Surgery

- No incision, small puncture to deliver port
- Better visualization through the endoscope
- Optimal procedure for same day discharge
- Less pain, fewer opioids and pain meds
- Less post-op rehab, faster recovery

(1) An attempt at clinically defining and assessing minimally invasive surgery compared with traditional "open" spinal surgery, International Journal of Spine Surgery, December 1, 2011.
(2) Comparison between Minimally Invasive Transforaminal Lumbar Interbody Fusion and Conventional Open Transforaminal Lumbar Interbody Fusion: An Updated Meta-analysis. China Medical Journal, August 20, 2016.
(3) The Impact of Minimally Invasive Surgery (MIS) and Operating Room (OR) Time on Blood Transfusions & Surgical Site Infections, 2012 SAGES Meeting, Poster 559.

- IP Portfolio
- Current Products
- Near-Term Products

Compelling Licensed and Owned IP Portfolio

The Company has 21 Issued patents, more pending and in process.

- Key claims around an inflatable device being delivered and inflated in the disc space.
- Device is then filled with an in situ setting polymer.
- Focus is on access, exposure, and implant delivery to the intervertebral disc space.
- Endoscopic approach, preparation, and implant delivery.
- Surgical instruments, retractor, nerve monitoring, implants are all covered with various IP.



Patents Covering	Inflatable Balloon Technology
No. of Patents	6

Patents Covering	Expandable Ratcheting Portfolio
No. of Patents	7

Patents Covering	Endoscopy
No. of Patents	5

Patents Covering	Cervical Compression Plate
No. of Patents	1

Patents Covering	MIS Facet Fixation Device
No. of Patents	2

Ozop IP portfolio

Ozop is a technology leader in the MIS spine implant market, and will continue to seek patents (in the US and abroad) to advance its robust intellectual property portfolio.

Ozop offers a full line of implants which can be used in +80% of all surgical spine cases.

- Anterior cervical spine cases (ACP, CIB).
- Posterior lumbar Interbody Fusion (PLIF).
- Transforaminal Interbody Fusion (TLIF).
- Anterior Lumbar Interbody Fusion (ALIF).
- Lateral Lumbar Interbody Fusion (LLIF).
- Lateral Buttress Plate.
- Open and MIS Pedicle Screws.

Initial orders of sets delivered March 2019.

- Ramp up in sales commencing

- All FDA approved, full range of sizes.
- Low overhead advantage – manufacturer direct pricing.
- Focus on Ambulatory Surgery Centers (ASCs) – truncated vendor approval process, price sensitive buyers.



Stand-alone Expandable ALIF Cage.

- Anticipated market entrance in H2-2019.
- Customer base of initial users committed.
- High margin: $6,200 - $12,000; +90% gross margin.

- Expandable mechanism applicable for other interbody implants.
- Custom fit because adjusts to patients' anatomy.
- Allows tensioning of spinal ligaments which aids early pain relief post-op and spinal stabilization.
- Easy, complete graft delivery within the implant.



Spine Endoscopes.

- Identified customer base.

- Competitors' endoscopes offer limited working channel options due to size limitations.
- Ozop system enables multiple options through the scope.
- BLIF development will allow implant delivery through the same working channel.



Balloon Lumbar Interbody Fusion (BLIF™) Planned 2020 Introduction; Changing the Future of Spine Surgery.

- The First Truly MIS Implant Solution.
  - Lateral spine fusion incision requires 4 inches, anterior approaches can exceed 8 inches.
  - Spinal endoscopy adoption has been limited by the size of the interbody implant.
  - Ozop's device is expected to require <0.5 inch opening.
  - Balloon technology is widely used in 1000's of surgeries across multiple specialties.
  - Numerous polymers, fabrics, and settable materials are approved for use in the body.
- Regulatory Strategy.
  - 'De-risked' regulatory process by use of predicate devices and materials.
  - Expect Class II, 510(k) device approval for U.S.



- 2019 Corporate Goals
- M&A Activity in Orthopedic Market
- Ownership / Capitalization Table
- Investment Highlights

Ozop 2019 Goals

The Company is excited about its 2019 growth prospects, through several different major corporate initiatives.

Increase Sales of Fusion Products	▪ Continue to grow existing business of implants and endoscope products by identifying surgeon base and other distribution partners *(based on longstanding relationships)*.
Launch New Products in H2-2019	▪ Expandable stand-alone ALIF implant. ▪ Endoscope program.
Continue To Build IP Portfolio	▪ Aggressively expand existing IP portfolio. ▪ Numerous additional patents recently filed or about to be.
M&A Activity	▪ In discussions with several potential strategic companies. ▪ Criteria are a) have next-generation technologies, or b) are already in-market and are cash-flow positive.
Capital Markets	▪ Growing shareholder base. ▪ Increasing visibility – investor conferences, industry conferences, working with corporate communications groups. ▪ Focused on building the Company to qualify for the NASDAQ.

Significant Activity In Orthopedic Space

The Orthopedic sector is one of the most active within the healthcare industry, with larger established companies acquiring smaller firms that have demonstrated cutting-edge technology innovations.

- There were also a significant number of transactions were announced without any transaction value data.

M&A Transactions In Orthopedic Space *(Q3-2018 to Present)*[1]			
Quarter Announced	Target Company	Acquired By	Transaction Value[2]
Q3-2018	Invuity, Inc. (NASDAQ:IVTY)	Stryker (NYSE:SYK)	$190.0
Q4-2018	K2M Group Holdings, Inc. (NASDAQ:KTWO)	Stryker (NYSE:SYK)	$1,400.0
Q4-2018	Mazor Robotics (NASDAQ:MZOR)	Medtronic plc (NYSE:MDT)	$1,640.0
Q4-2018	Ceterix Orthopedics	Smith & Nephew (NYSE: SNN)	$105.0
Q4-2018	DJO Global	Colfax Corporation (NYSE: CFX)	$3,150.0
Q1-2019	Osiris Therapeutics (NASDAQ:OSIR)	Smith & Nephew (NYSE: SNN)	$660.0
Q1-2019	OrthoSpace	Stryker (NYSE:SYK)	$220.0
Q1-2019	Paradigm Spine, LLC	RTI Surgical Holdings, Inc. (Nasdaq: RTIX)	$300.0
TOTAL			**$7,665.0**

MZOR was purchased at 25x Sales

(1) Source: S&P Capital IQ M&A Transaction Data from September 1st 2018 – March 27th, 2019.
(2) Only data displayed were in the cases where a transaction value was announced; , several other M&A transactions were announced without transaction values.

Ownership / Capitalization Table

Executive management team owns >84% of the Company.

Ownership Table *(as of 3/26/2019)*

Holder	# of Shares	% Of CSO	Fully Diluted Shares (#)	Fully Diluted Shares (%)
Michael Chermak (Chairman & CEO)	5,359,223	18.1%	5,359,223	14.9%
Barry Hollander (CFO)	1,000,000	3.4%	1,000,000	2.8%
Thomas McLeer (COO & Director)	15,000	0.1%	15,000	0.0%
Eric Siu (Founder)	10,854,987	36.6%	10,854,987	30.2%
Salman Chaudhry[1]	2,685,790	9.1%	2,685,790	7.5%
RWO Consulting	5,000,000	16.9%	5,000,000	13.9%
Total Insiders	24,915,000	84.1%	24,915,000	69.3%
Public Float[2]	4,715,446	15.9%	11,062,778	30.7%
TOTAL	29,630,446	100.0%	35,977,778	100.0%

Capitalization Table *(as of 3/26/2019)*

Security	Common Stock Equivalent Held	Weighted Average Conversion / Exercise Price
Common Stock	29,630,446	
Convertible Debt	6,000,000	$0.25
Warrants	347,332	$1.50
Fully Diluted Shares Outstanding	35,977,778	

(1) Salman Chaudhry is a former Director, and in ~60 days his shares will be considered part of the public float.
(2) Public float includes 1,752,500 restricted shares not held by insiders.

Investment Highlights

Rapidly Transforming Sector In Healthcare	▪ MIS Orthopedic / Spine industry is one of the fastest growing sectors within the healthcare space. ▪ Significant M&A/take-out activity by well capitalized partners looking for compelling technology.
Robust IP Portfolio	▪ Management believes Ozop's IP is world-class and growing, and will be the catalyst for several next-generation products.
Management Team	▪ Highly experienced in commercializing new healthcare technologies and finding attractive exits for shareholders.
Existing Business As A Platform	▪ Ozop already is in market with spine fusion products and will be growing this business in 2019.
Next-Generation Product Launches	▪ Several disruptive products coming to market within 24 months; opportunity to impact the industry in a significant way.

The Next Generation In Minimally Invasive Surgery

- OTCQB:OZSC
- Investor Presentation
- March 2019

For More Information - Please Contact:

Michael Chermak
Chief Executive Officer
Ozop Surgical Corp. (OTCQB:OZSC)
(866) 286-1055| michael@ozopsurgical.com

Corporate Website: www.ozopsurgical.com